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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):          April 23, 2005
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                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         OREGON                        0-22496                 93-0341923
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)


         3200 N.W. Yeon Ave.
         P.O. Box  10047
         Portland, OR                                           97296-0047
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code:    (503) 224-9900
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                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On April 23, 2005, the Board of Directors of the Company appointed Kelly E. Lang, the Company's current Vice President, Corporate Controller, as Acting Chief Financial Officer of the Company effective on June 2, 2005. As previously announced, Barry A. Rosen will retire as Vice President, Finance and Chief Financial Officer of the Company on June 2, 2005.

Kelly E. Lang, age 43, joined the Company in September 1999 as Vice President-Corporate Controller. From 1996 to September 1999, he was employed by Tektronix, Inc. in various financial capacities, the last of which was Vice President, Finance for Tektronix, Inc.'s Color Printing and Imaging Division. While with Price Waterhouse LLP, Mr. Lang was a Certified Public Accountant.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 28, 2005, the Board of Directors of the Company approved an amendment to Section 2.6 of the Company's Restated Bylaws to shorten the required advance notice for special meetings of the Board of Directors from three days to one day. A copy of the text of revised Section 2.6 of the Company's Restated Bylaws is filed as Exhibit 3.2 hereto.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c)     Exhibits

            3.2       Amended Section 2.6 of the Restated Bylaws of the Company.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SCHNITZER STEEL INDUSTRIES, INC.
                                       (Registrant)


Date:  April 28, 2005                  By/s/Barry A. Rosen
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                                         Barry A. Rosen
                                         Vice President, Finance and Chief
                                         Financial Officer